Ordinary Shares	12 Months Ended
Dec. 31, 2014
Ordinary Shares
Ordinary Shares

22.Ordinary Shares

Upon inception, 1 ordinary share was issued at a par value of US$0.00002 per share. In March 2014, the Company issued 351,678,637 ordinary shares to Huang River Investment Limited, a wholly owned subsidiary of Tencent, in connection with Tencent Transaction (Note 7). Additionally, upon the initial public offering in May 2014, the Company issued 166,120,400 Class A ordinary shares. Concurrently, the Company issued 139,493,960 Class A ordinary shares in a private placement to Huang River Investment Limited.

The ordinary shares reserved for conversion of Preferred Shares and exercise of the RSUs and share options were as follows:

	As of December 31,
	2013	2014

Reserved for conversion of the Preferred Shares (Note 19)	509,749,549	—
Reserved for future exercise of the RSUs and share options (Note 23)	54,093,176	59,786,401
	563,842,725	59,786,401